UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2016

QUICKSILVER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14837 (Commission File Number)	75-2756163 (IRS Employer Identification No.)

801 Cherry Street
Suite 3700, Unit 19
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
Filing of Plan of Liquidation and Disclosure Statement
As previously reported by Quicksilver Resources Inc. (the “Company”), on March 17, 2015, the Company and its U.S. subsidiaries, Barnett Shale Operating LLC, Cowtown Drilling, Inc., Cowtown Gas Processing L.P., Cowtown Pipeline Funding, Inc., Cowtown Pipeline L.P., Cowtown Pipeline Management, Inc., Makarios Resources International Holdings LLC, Makarios Resources International Inc., QPP Holdings LLC, QPP Parent LLC, Quicksilver Production Partners GP LLC, Quicksilver Production Partners LP, and Silver Stream Pipeline Company LLC (collectively with the Company, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of title 11 (“Chapter 11”) of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to restructure their debt obligations and capital structure.  The Debtors’ Chapter 11 cases are being jointly administered under the caption and case number, In re: Quicksilver Resources Inc., et. al., Case No. 15-10585 (Jointly Administered). All documents filed with the Bankruptcy Court are available for inspection at www.gcginc.com/cases/kwk. Information available on, or that can be accessed through, such website is not part of this Current Report on Form 8-K.
On May 18, 2016, the Debtors filed with the Bankruptcy Court the Joint Chapter 11 Plan of Liquidation for Quicksilver Resources Inc. and its Affiliated Debtors (the “Plan of Liquidation”) and the accompanying Disclosure Statement for Joint Chapter 11 Plan of Liquidation for Quicksilver Resources Inc. and its Affiliated Debtors (the “Disclosure Statement”). The Bankruptcy Court has scheduled a hearing for June 28, 2016 to consider the compliance of the Disclosure Statement with the Bankruptcy Code’s disclosure requirements and any objections or other pertinent matters. The Bankruptcy Court has also scheduled a hearing for August 15, 2016 to consider confirmation of the Plan of Liquidation. A copy of the Plan of Liquidation and a copy of the Disclosure Statement are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.
Summary of Plan of Liquidation
The proposed Plan of Liquidation provides for the appointment of a liquidation trustee (the “Liquidation Trustee”) and for the transfer of substantially all of the Debtors’ remaining assets to a liquidating trust (the “Liquidating Trust”). The Liquidation Trustee will administer the Plan of Liquidation and the Liquidating Trust. The Liquidation Trustee will also serve as a representative of the Debtors’ estates for the purpose of liquidating causes of action belonging to the estates. Among other things, the Liquidation Trustee will (i) liquidate and dissolve the Debtors that remain in existence on and after the effective date of the Plan of Liquidation,

(ii) resolve all disputed claims, (iii) make distributions to holders of allowed claims in accordance with the terms of the Plan of Liquidation, and (iv) otherwise implement the Plan of Liquidation.
The classes and types of claims and interests in the Debtors are described in the Plan of Liquidation, and terms used below refer to the terms set forth in the Plan of Liquidation. The Plan of Liquidation generally provides that:

•	each holder of an Allowed Other Priority Claim and Allowed First Lien Claim will receive payment in full in cash;

•
each holder of an Allowed Other Secured Claim, will receive, as determined at the option of the Debtors or the Liquidation Trustee, as applicable, (i) payment in full in cash, including interest, to the extent applicable, (ii) delivery of the Collateral securing such Allowed Other Secured Claim to the holder of such Claim, or (iii) such other treatment as may be agreed to by the holder of such Claim and the Debtors or the Liquidation Trustee, as applicable;

•	each holder of an Allowed Second Lien Secured Claim will receive its pro rata share of the Second Lien Plan Consideration;

•	each holder of an Allowed General Unsecured Claim will receive its pro rata share of the Unsecured Plan Consideration;

•	each holder of a 510 Claim will not receive any distributions on account of such Claim;

•	all Intercompany Interests will be cancelled and will not receive any distributions; and

•	all Non-Intercompany Interests will be cancelled and will not receive any distributions.
The foregoing description is a summary of the material terms of the Plan of Liquidation and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan of Liquidation, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Information contained in the proposed Plan of Liquidation is subject to change, whether as a result of amendments to the Plan of Liquidation, third-party actions, or otherwise. The Plan of Liquidation is subject to acceptance by certain of the Debtors’ creditors (as and to the extent required under the Bankruptcy Code) and confirmation by the Bankruptcy Court. In addition, the Disclosure Statement is subject to approval by the Bankruptcy Court. There can be no assurances that the Bankruptcy Court will approve the Disclosure Statement, that the creditors of the Debtors will accept the proposed Plan of Liquidation, or that the Bankruptcy Court will confirm the Plan of Liquidation. This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan of Liquidation.

Cautionary Note Regarding the Company’s Common Stock
If the proposed Plan of Liquidation is confirmed by the Bankruptcy Court, the holders of the Company’s common stock will not receive a distribution on account of their equity interests and the Company’s common stock will be cancelled. If certain requirements of the Bankruptcy Code are met, a Chapter 11 plan of liquidation can be confirmed notwithstanding its rejection by the Company’s equity securityholders and notwithstanding the fact that such equity securityholders do not receive or retain any property on account of their equity interests under the plan. Even though the Company’s common stock continues to be quoted on the OTC Pink Marketplace, under the proposed Plan of Liquidation, it has no underlying asset value and Company’s stockholders should not view the trading activity of its common stock on the OTC Pink Marketplace or any other market or trading platform as being indicative of the value the Company’s stockholders will receive, if any, in connection with any liquidation.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Joint Chapter 11 Plan of Liquidation for Quicksilver Resources Inc. and its Affiliated Debtors.
99.2	Disclosure Statement for Joint Chapter 11 Plan of Liquidation for Quicksilver Resources Inc. and its Affiliated Debtors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Vanessa Gomez LaGatta
Vanessa Gomez LaGatta
Senior Vice President – Chief Financial Officer and Treasurer

Date: May 19, 2016

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Joint Chapter 11 Plan of Liquidation for Quicksilver Resources Inc. and its Affiliated Debtors.
99.2	Disclosure Statement for Joint Chapter 11 Plan of Liquidation for Quicksilver Resources Inc. and its Affiliated Debtors.